Exhibit 77(q)(1)


                                    Exhibits

(a)(1) Amendment No. 34 effective April 4, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(a)(2) Amendment No. 35 effective April 4, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(a)(3) Amendment No. 36 effective April 30, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(a)(4) Amendment No. 37 effective May 7, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant's Registration Statement filed on Form N-1A on July 27, 2007 and incorporated herein by reference.

(a)(5) Amendment No. 38 effective May 3, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant's Registration Statement filed on Form N-1A on July 27, 2007 and incorporated herein by reference.

(a)(6) Amendment No. 39 effective June 25, 2007 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant's Registration Statement filed on Form N-1A on July 27, 2007 and incorporated herein by reference.

(e)(1) Second Amendment effective December 15, 2006 to the Management Agreement between ING Investors Trust and ING Investments, LLC dated August 21, 2003 with regard to the American Funds - Filed as an exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on February 7, 2007 and incorporated herein by reference.

(e)(2) Amended and Restated Investment Management Agreement effective April 29, 2005 and amended and restated as of January 1, 2007 between ING Investors Trust and Directed Services LLC - Filed as an exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on February 7, 2007 and incorporated herein by reference.

(e)(3) Amended Schedule A, effective August 20, 2007, with respect to the Amended and Restated Investment Management Agreement between ING Investors Trust and Directed Services, LLC, regarding ING Focus 5 Portfolio - Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant's Registration Statement filed on Form N-1A on August 17, 2007 and incorporated herein by reference.

(e)(4) Amended and Restated Investment Management Agreement effective October 24, 1997, as amended May 24, 2002 and amended and restated as of January 1, 2007 between ING Investors Trust and Directed Services LLC - Filed as an exhibit to Post-Effective Amendment No. 76 to the Registrant's Registration Statement filed on Form N-1A on February 7, 2007 and incorporated herein by reference.
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(e)(5) Amended Schedule B dated April 30, 2007 to the Amended and Restated
Investment Management Agreement effective October 24, 1997, as amended May 24, 2002 and amended and restated as of January 1, 2007 between ING Investors Trust and Directed Services LLC - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(e)(6) Amended Schedule A dated April 30, 2007 to the Amended and Restated Investment Management Agreement effective October 24, 1997, as amended May 24, 2002 and amended and restated as of January 1, 2007 between ING Investors Trust and Directed Services LLC - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(e)(7) Sub-Advisory Agreement dated April 30, 2007 between ING Investors Trust and BlackRock Financial Management Inc. - Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant's Registration Statement filed on Form N-1A on June 4, 2007 and incorporated herein by reference.

(e)(8) Sub-Advisory Agreement dated April 30, 2007 between ING Investors Trust and BlackRock Investment Management, LLC. - Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant's Registration Statement filed on Form N-1A on August 17, 2007 and incorporated herein by reference.

(e)(9) First Amendment dated December 15, 2006 to the Portfolio Management Agreement dated January 28, 2000 between ING Investors Trust and Capital Guardian Trust Company - Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant's Registration Statement filed on Form N-1A on June 4, 2007 and incorporated herein by reference.

(e)(10) Sub-Advisory Agreement dated April 30, 2007 between ING Investors Trust and Franklin Mutual Advisers, LLC. - Filed herein.

(e)(11) First Amendment effective December 15, 2006 to the Amended and Restated Portfolio Management Agreement dated May 2, 2005 between ING Investors Trust and Fidelity Management & Research Company - Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant's Registration Statement filed on Form N-1A on June 4, 2007 and incorporated herein by reference.

(e)(12) First Amendment effective December 15, 2006 to the Amended and Restated Portfolio Management Agreement dated April 28, 2006 between ING Investors Trust and Franklin Advisers, Inc. - Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant's Registration Statement filed on Form N-1A on August 17, 2007 and incorporated herein by reference.

(e)(13) Fourth Amendment effective December 15, 2006 to the Portfolio Management Agreement dated April 3, 2002 between ING Investors Trust and Janus Capital Management LLC - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.
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(e)(14) First Amendment effective December 15, 2006 to the Portfolio Management
Agreement dated December 1, 2005 between ING Investors Trust and Lord, Abbett & Co. LLC - Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant's Registration Statement filed on Form N-1A on June 4, 2007 and incorporated herein by reference.

(e)(15) First Amendment effective December 15, 2006 to the Amended and Restated Portfolio Management Agreement dated August 10, 2998, as amended and restated April 25, 2005 between ING Investors Trust and Massachusetts Financial Services Company - Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant's Registration Statement filed on Form N-1A on June 4, 2007 and incorporated herein by reference.

(e)(16) Second Amendment effective December 15, 2006 to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust and Morgan Stanley Investment Management Inc. d/b/a Van Kampen - Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant's Registration Statement filed on Form N-1A on August 17, 2007 and incorporated herein by reference.

(e)(17) First Amendment effective December 15, 2006 to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust and OppenheimerFunds, Inc. - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(e)(18) First Amendment effective December 15, 2006 to the Portfolio Management Agreement dated April 29, 2006 between ING Investors Trust and Pioneer Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(e)(19) First Amendment effective December 15, 2006 to the Portfolio Management Agreement dated May 1, 2003 between ING Investors Trust and UBS Global Asset Management (Americas) Inc. - Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.